Amplify TLT U.S. Treasury 12% Option Income ETF
Schedule of Investments
December 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 68.7%	Shares	Value
iShares 20+ Year Treasury Bond ETF (a)(b)	196,265	$17,106,457
TOTAL EXCHANGE TRADED FUNDS (Cost $17,586,199)		17,106,457

U.S. TREASURY SECURITIES - 30.6%	Par	Value
United States Treasury Note/Bond, 4.25%, 08/15/2054	8,376,000	7,608,909
TOTAL U.S. TREASURY SECURITIES (Cost $7,845,619)		7,608,909

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 1.2%	Shares	Value
Invesco Government & Agency Portfolio - Institutional Class, 3.68% (c)	294,312	294,312
TOTAL MONEY MARKET FUNDS (Cost $294,312)		294,312

TOTAL INVESTMENTS - 100.5% (Cost $25,726,130)		25,009,678
Liabilities in Excess of Other Assets - (0.5)%		(135,749)
TOTAL NET ASSETS - 100.0%		$24,873,929

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	The rate shown represents the 7-day annualized yield as of December 31, 2025.

Amplify TLT U.S. Treasury 12% Option Income ETF
Schedule of Written Options
December 31, 2025 (Unaudited)

WRITTEN OPTIONS - (0.0)%	Notional Amount	Contracts	Value
Call Options - (0.0)% (a)
iShares 20+ Year Treasury Bond ETF, Expiration: 01/02/2026; Exercise Price: $88.00 (b)(c)	$(16,987,484)	(1,949)	$(6,217)
TOTAL WRITTEN OPTIONS (Premiums received $37,031)			$(6,217)

Percentages are stated as a percent of net assets.

(a)	Represents less than 0.05% of net assets.
(b)	Exchange-traded.
(c)	100 shares per contract.

Summary of Fair Value Disclosure as of December 31, 2025 (Unaudited)

Amplify TLT U.S. Treasury 12% Option Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of December 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$17,106,457	$–	$–	$17,106,457
U.S. Treasury Securities	–	7,608,909	–	7,608,909
Money Market Funds	294,312	–	–	294,312
Total Investments	$17,400,769	$7,608,909	$–	$25,009,678

Liabilities:
Investments:
Written Options	$–	$(6,217)	$–	$(6,217)
Total Investments	$–	$(6,217)	$–	$(6,217)

Refer to the Schedule of Investments for further disaggregation of investment categories.